Exhibit 99.1

Medicus Sciences Acquisition Corp. Announces Liquidation

New York, New York, February 13, 2023 — Medicus Sciences Acquisition Corp. (the “Company”) (Nasdaq: MSAC), announced today that due to its inability to consummate an initial business combination within the time period required by its amended and restated memorandum and articles of association (the “Charter”), the Board of Directors of the Company has elected to dissolve and liquidate the Company in accordance with the provisions of its Charter, and will redeem all of the outstanding Class A ordinary shares that were included in the units issued in its initial public offering (the “Public Shares”), at a per-share redemption price of approximately $10.18.

As of the close of business on February 21, 2023, the Public Shares will be deemed cancelled and will represent only the right to receive the redemption amount. The Company anticipates that the Public Shares will cease trading as of the close of business on February 17, 2023.

In order to provide for the disbursement of funds from the trust account, the Company will instruct the trustee of the trust account to take all necessary actions to liquidate the securities held in the trust account. The proceeds of the trust account will be held in a non-interest bearing account while awaiting disbursement to the holders of the Public Shares. Record holders will receive their pro rata portion of the proceeds of the trust account by delivering their Public Shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent. Beneficial owners of Public Shares held in “street name,” however, will not need to take any action in order to receive the redemption amount. The redemption of the Public Shares is expected to be completed within ten business days after February 21, 2023.

The Company’s sponsor has agreed to waive its redemption rights with respect to its outstanding Class B ordinary shares issued prior to the Company’s initial public offering. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless.

About Medicus Sciences Acquisition Corp.

The Company is a blank check company incorporated as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to us or the Company’s management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written forward-looking statements attributable to the Company or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and initial public offering prospectus. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contact:

Judah Drillick

Chief Financial Officer

Medicus Sciences Acquisition Corp.

jdrillick@medicusspac.com